Exhibit 99.1

FINANCIAL CONTACT: John W. Hohener
Executive Vice President and CFO
Tel: (949) 221-7100

INVESTORS: Robert C. Adams
Vice President of Corporate Development
Tel: (949) 221-7100

Microsemi Corporation Formally Commences Offers to Acquire All of the Outstanding Shares and Debentures of Zarlink Semiconductor Inc.

ALISO VIEJO, Calif.—Aug. 17, 2011—Microsemi Corporation (Nasdaq: MSCC), a leading provider of semiconductor solutions differentiated by power, security, reliability and performance, announced today that 0916753 B.C. ULC (the “Offeror”), an indirect wholly-owned subsidiary of Microsemi Corporation (“Microsemi”), has formally commenced its offers (the “Offers”) to acquire all of the outstanding common shares, together with associated rights (the “SRP Rights”) outstanding under the shareholder rights plan of Zarlink Semiconductor Inc. (“Zarlink”), and all of the outstanding 6 percent unsecured, subordinated convertible debentures maturing on September 30, 2012 of Zarlink. The Offeror will deliver today its Offers and take-over bid circular (together, the “Circular”) to Zarlink’s principal office and file the Circular with the Canadian securities regulators and the U.S. Securities and Exchange Commission. The Circular will also be sent today to Zarlink’s shareholders and debentureholders.

Pursuant to the Offers, shareholders of Zarlink will be entitled to receive CAD $3.35 for each common share validly deposited and debentureholders of Zarlink will be entitled to receive CAD $1,367.35 per CAD $1,000.00 principal amount of the convertible debentures validly deposited plus accrued and unpaid interest to the date such debentures are taken up.

The Offers represent a 40 percent premium over the closing price of Zarlink’s common shares on the TSX on July 19, 2011, the last trading day prior to the announcement of Microsemi’s proposal to acquire the common shares, and a 24 percent premium over the closing price of the debentures of Zarlink on the Toronto Stock Exchange (TSX) on the same day. The Offers also represent a premium of 43 percent and 24 percent, respectively, over the average trading price of the common shares and debentures on the TSX for the 20-day trading period ending on that date.

The Offers are made only for common shares and debentures of Zarlink and are not made for any options, securities convertible into common shares or debentures of Zarlink or other rights to acquire common shares of Zarlink (other than the SRP Rights).

“We are committed to building and strengthening Zarlink’s business, and believe our offers provide a superior outcome for Zarlink’s shareholders, debentureholders, employees, customers and the local economy,” said James J. Peterson, Microsemi’s president and chief executive officer. “We believe this proposed acquisition provides considerable growth opportunities, and greatly benefits the security holders of both companies.”

“We are disappointed by Zarlink’s Board of Directors’ insistence on placing onerous restrictions on Microsemi that would have prevented us from presenting our attractive offers to Zarlink’s shareholders and debentureholders,” added Peterson. “Under these circumstances, and in the absence of a more attractive alternative, Microsemi is compelled to take its offer directly to shareholders. Zarlink shareholders will receive a substantial premium, in cash, and without execution or macroeconomic risk.”

The Offers will be open for acceptance until 5 p.m. (Toronto time) on September 22, 2011, unless extended or withdrawn. The Offers will be subject to certain conditions including: (i) there being validly and properly deposited and not withdrawn at the expiration of the Offers that number of common shares which, together with the common shares held by the Offeror and its associates and affiliates and the common shares into which the debentures deposited and not withdrawn at the expiration of the Offers may be converted at the option of the Offeror at that time pursuant to the terms of Zarlink’s debenture indenture, represent at least 66 2/3 percent of the outstanding common shares calculated on a fully-diluted basis (but excluding common shares issuable upon the exercise of SRP Rights) and (ii) Zarlink’s board of directors shall have waived the application of shareholder rights plan to the Offers or the Offeror shall have determined, in its reasonable judgment, that Zarlink’s shareholder rights plan and the SRP Rights have been cease-traded, invalidated or otherwise rendered ineffective.

Microsemi has retained Stifel Nicolaus Weisel and Morgan Stanley & Co. LLC as its financial advisors and has engaged O’Melveny & Myers LLP and Stikeman Elliott LLP as legal counsel for this transaction.

Investors may obtain a free copy of the Circular and other documents filed by the Offeror with the Canadian securities regulators at www.sedar.com. The Circular and other documents may also be obtained for free from Microsemi’s website or by directing a request to Lauren Hill Advisory Group, the information agent for the offers, toll free at 1-877-452-7184.

About Microsemi Corporation

Microsemi Corporation (Nasdaq: MSCC) offers a comprehensive portfolio of semiconductor solutions for: aerospace, defense and security; enterprise and communications; and industrial and alternative energy markets. Products include high-performance, high-reliability analog and RF devices, mixed-signal and RF integrated circuits, customizable SoCs, FPGAs, and complete subsystems. Microsemi is headquartered in Aliso Viejo, Calif., and has more than 2,700 employees globally. Learn more at www.microsemi.com.

Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.

Cautionary Statements Regarding Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this news release that are not entirely historical and factual in nature, including without limitation statements related to the timing, terms and conditions of the Offers are forward-looking statements. These forward-looking statements are based on our current expectations and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The completion of the proposed transaction is subject to a number of terms and conditions including, without limitation, acceptance of the offer by holders of the requisite number of common shares or debentures of Zarlink. Other potential risks and uncertainties include, but are not limited to, the risk that Zarlink’s business and technology, if acquired, will not be successfully integrated with Microsemi’s business, including product mix and acceptance, achievement of gross margins and operational and other cost synergies; negative or worsening worldwide economic conditions or market instability; failure to achieve expected gross margins and operational and other cost synergies; unfavorable conditions in end markets; potential non-realization of expected orders or non-realization of backlog; increased competition and technological changes in the industries in which Microsemi and Zarlink compete; and other events that could negatively impact the completion or benefits of the transaction, including industry, economic or political conditions outside of our control. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in Microsemi’s most recent Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi’s future filings. The forward-looking statements included in this release speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

This press release is also available at www.microsemi.com.

ADDITIONAL INFORMATION

This press release does not constitute an offer to buy or an invitation to sell, or the solicitation of an offer to buy or invitation to sell, any securities of Zarlink. Such an offer may only be made pursuant to an offer and take-over bid circular filed with the security authorities in Canada. Microsemi will also file today the Circular with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF ZARLINK ARE URGED TO READ THE CIRCULAR AND OTHER DOCUMENTS TO BE FILED WITH THE APPLICABLE CANADIAN AUTHORITIES AND THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed by Microsemi with the applicable Canadian securities authorities through the website maintained by the Canadian Securities Administrators at www.sedar.com and with the SEC through the web site maintained by the SEC at www.sec.gov.

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